Winter 2002

Virginia SNAPsm Semiannual Report

Virginia SNAPsmVirginia SNAPsm Semiannual Report for Period ending December 31, 2001

The Virginia SNAPsm Fund returned 1.56% for the 6 months ending December 31, 2001, beating the 1.41% average return produced by IBC’s First Tier* Institutional Average. The Fund returned 4.21% for the 12 months ending December 31, 2001, beating the 3.96% average return produced by 211 Institutional Money Market Funds followed by Lipper, Inc. a mutual fund ranking service. We attribute our performance to superior sector selection, the decision earlier last year to extend the Fund’s weighted average maturity when we felt short yields were at their highest, and again the last month of the year when we felt the Federal Reserve’s easing cycle was coming to an end.

The Federal Reserve eased rates as aggressively during 2001 as they ever have. On January 1, 2001, the Fed Funds rate was 6.50%. Eleven times and 475 basis points later the Fed Funds rate ended the year at 1.75%. The three-month T-bill went from a high on February 5, 2001 of 5.11% to a low of 1.55% on January 11, 2002. While we do not expect the Fed to ease again, the weakening bias still remains.

Returns as of 12/31/2001**
Portfolio Inception Date: July 24, 1995
	SNAPsm Fund	IBC’s First Tier* Institutional Average
6-month return	1.56%	1.41%
Average Annual Returns
1 Year	4.21%	3.86%
5 Years	5.44%	5.08%
Since Portfolio Inception	5.48%	5.13%
7-day net annualized yield	2.06%	1.79%
30-day net annualized yield	2.08%	1.91%
* IBC First Tier Institutional Average returns are provided by IBC Financial Data, Inc.

** Past Performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
While the portfolio manager will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.

The Federal Reserve moved aggressively on rates to temper the dramatically slowing economy of 2001. Until the tragedies of September 11th, the slowdown seemed to have contained itself in the manufacturing sector. Consumer spending stayed surprisingly strong despite a drop in consumer confidence and unemployment reaching 5.6%, the highest level since August 1995. Rate eases did not trigger inflationary pressures as the CPI (Consumer Price Index) and PPI (Producer Price Index) hit their lows of the last twelve months on January 31, 2002. On a year-over-year basis they were 1.6% and -1.8%, respectively. Late in the fourth quarter, the government officially declared a recession that started in March 2001, but by then the market was already showing some signs of recovery. The initial estimates for fourth quarter GDP (Gross Domestic Product) show a positive 0.2% despite negative growth expectations and consumer confidence is rebounding.

The Federal Reserve should remain on hold for the next several months as they continue to monitor the economy for deeper signs of a recovery. In order to maintain our performance, we will keep the weighted average maturity in the range of 55-65 days and continue to look for value on the short end of the yield curve.

New Accounts July 2001 to December 2001

City of Alexandria Amherst County Caroline County City of Chesapeake Chesterfield County Commonwealth of Virginia Commonwealth Transportation Board City of Franklin	City of Hopewell Town of Leesburg Loudoun County City of Newport News City of Portsmouth Powhatan County City of Richmond City of Salem	Southampton County Spotsylvania County Virginia College Building Authority Virginia Public School Authority Virginia Resources Authority City of Winchester

New SNAPsm Advisory Board Members

We are pleased to announce four new members who have joined the SNAPsm Advisory Board:

Joseph P. Casey	Director of Finance, Hanover County
C. William Orndoff, Jr.	Treasurer, Frederick County
Larry K. Pritchett	Treasurer, Spotsylvania County
Andrew Rountree	Director of Finance, City of Richmond

The SNAPsm Advisory Board provides guidance and input from participants to the Program / Investment Manager for the Program. We look forward to working with our new members and to their contributions to the Board.

Spring Conferences

SNAPsm will be teaming up with the Virginia Government Finance Officer’s Association and the Virginia Resources Authority at their joint conference in Virginia Beach May 5-8, 2002. We will be conducting a session, in conjunction with Ernst & Young, on the topic of refunding issues and transferred proceeds. Virginia SNAPsm will also provide sponsorship to the joint conference. We hope to see you there.

Rebate Calculation Agent RFP

The Commonwealth of Virginia Treasury Board will be issuing a request for proposals to serve as Rebate Calculation Agent for the Virginia State Non-Arbitrage Program, SNAPsm, in early spring. The contract for the current Rebate Calculation Agent for SNAPsm, Ernst & Young, runs through June 30, 2002. We welcome any comments or suggestions regarding services provided to the issuers by the Rebate Calculation Agent. Please contact a SNAPsm representative at 800-570-SNAP or the Commonwealth of Virginia’s Department of the Treasury to give us your comments.

Let Us Know How We’re Doing

Please watch for the SNAPsm Participant Survey to be included with your February statement. As always, your responses and comments will assist us in finding ways to enhance the SNAPsm Program and better serve the needs of all participants. Please complete the survey by Friday, March 23, 2002. Enclosed with the Survey will be an envelope for return to the Department of the Treasury. In addition to helping Evergreen, as Program/Investment Manager, enhance the SNAPsm Program, representatives from the Commonwealth of Virginia Department of the Treasury will also benefit from your feedback. We encourage your participation and appreciate your time and effort in completing the Survey!

Virginia’s New Treasurer

JODY M. WAGNER Treasurer of Virginia
Jody Wagner comes to Treasury from Kaufman & Canoles, P.C., bringing twenty-one years of legal experience, concentrated in securities, corporate and banking law. During her tenure at Kaufman and Canoles, P.C., she served as issuer’s and underwriter’s counsel in initial public offerings, private placements and secondary offerings of equity and debt instruments. She has substantial experience representing registered companies in mergers and acquisitions, share exchanges, regulatory filing and disclosure obligations and insider trading compliance, with significant experience working with community banks and bank holding companies.

Ms. Wagner obtained her graduate degree at Vanderbilt University School of Law, Nashville, Tennessee, and her undergraduate degree at Northwestern University, Evanston, Illinois. She was admitted to the Tennessee Bar in 1980 and the Virginia Bar in 1984. She has been very active in legal professional affiliations, having served as Co-Chairman to the State Corporation Commission, Securities Division, Technical Advisory Committee, Chairman and member of the Virginia State Bar Board of Governors of the Business Law Section, and member of the American Bar Association Corporate, Banking and Business Law Sections. Ms. Wagner is author of a chapter on securities laws in Limited Liability Companies in Virginia and she has a long history as a lecturer at Virginia Continuing Legal Education Programs.

As State Treasurer of Virginia, Ms. Wagner serves on the following Boards and Authorities, the first five being staffed by the Department of the Treasury: Commonwealth of Virginia Treasury Board, Debt Capacity Advisory Committee, Virginia College Building Authority, Virginia Public Building Authority, Virginia Public School Authority, Virginia College Savings Plan, Virginia Housing Development Authority, Virginia Port Authority, Virginia Resources Authority, and Virginia Small Business Financing Authority.

Ms. Wagner is continuing her involvement in the Hampton Roads community, which includes serving on the Medical College of Hampton Roads Board of Visitors and several other charitable boards.

Ms. Wagner was born in Canton, Ohio and is married to Alan L. Wagner, M.D. She and her husband are raising four children: Rachael (19), Jason (17), Elizabeth (12), and Maxwell (10).

Forrest Matthews Receives AGA Leadership Award

W. Forrest Matthews, Jr., former Director of Finance for Henrico County, and the former Chairman of the Virginia Retirement System Board of Trustees, is one of only two persons nationwide to have been chosen this year by the Association of Government Accountants (AGA) for its 2001 Distinguished Local Government Leadership Award. This award formally recognizes local government officials who exemplify and promote excellence in government financial management and who have demonstrated outstanding leadership in enhancing sound financial management legislation, regulations, practices, policies, and systems. The AGA’s award demonstrates yet again Forrest’s outstanding leadership abilities in the field of finance.

The AGA formally honored Mr. Matthews on October 30, 2001, at its State and Local Government Leadership Conference. Founded in 1950 and having grown into an international organization embodying the professional efforts of more than 18,000 members, AGA is dedicated to the enhancement of public financial management and the safeguarding of the public trust by ensuring compliance and accountability for public funds and efficient and effective delivery of services.

Forrest will be greatly missed by the staff of SNAPsm in his position as Director of Finance for Henrico County, but we join with other Virginia government officials in wishing Forrest much success in his new position as Director for the Virginia Retirement System.

SNAPsm Fund Schedule of Investments December 31, 2001 (Unaudited)

	Principal Amount	Value

Certificates of Deposit - 16.4%
Bayerische Hypotheken Union Bank:
1.80%, 11/12/2002	$ 50,000,000	$ 49,995,734
3.87%, 7/29/2002	25,000,000	24,995,844
Deutsche Bank NY AG,
2.30%, 11/7/2002	50,000,000	50,000,000
National Bank Commerce Memphis, TN,
1.93%, 8/30/2002	80,000,000	80,002,230
Suntrust Bank Atlanta, GA,
1.75%, 1/18/2002	85,000,000	85,000,000

Total Certificates of Deposit		289,993,808

Commercial Paper - 30.5%
Asset Backed - 26.3%
Atlantic Asset Securitization Corp.,
1.92%, 1/15/2002	55,953,000	55,914,206
Barton Capital Corp.,
1.80%, 1/9/2002	39,997,000	39,983,001
Breeds Hill Capital Co.,
2.00%, 1/11/2002	70,236,000	70,200,882
Lexington Parker Capital Corp.,
2.07%, 1/11/2002	70,000,000	69,963,775
Old Line Funding Corp.,
1.95%, 1/7/2002	63,109,000	63,091,908
Steamboat Funding Corp.,
1.95%, 1/10/2002	50,000,000	49,978,334
Trident Capital Finance, Inc.,
1.90%, 1/10/2002	75,000,000	74,968,333
Victory Receivable Corp.,
2.00%, 1/7/2002	41,867,000	41,855,370
465,955,809
Diversified Financials - 4.2%
Citibank Credit Card Issuance Trust,
1.96%, 1/11/2002	75,000,000	74,963,250

Total Commercial Paper		540,919,059

SNAPsm Fund Schedule of Investments (continued) December 31, 2001 (Unaudited)

	Principal Amount	Value

Corporate Bonds - 14.1%
Banks - 4.5%
Bank One Corp.,
2.58%, 1/7/2002	$ 50,000,000	$ 50,000,671
BankAmerica Corp.,
2.20%, 2/20/2002	30,000,000	30,003,361
80,004,032
Diversified Financials - 9.6%
AARP,
2.10%, 1/3/2002	15,000,000	15,000,000
Bear Stearns Companies, Inc.,
3.96%, 7/29/2002	35,000,000	35,000,000
Goldman Sachs Group LP,
2.71%, 2/13/2003	20,000,000	20,000,000
Liberty Lighthouse U.S. Capital Co.,
4.02%, 8/16/2002 144A	7,000,000	7,078,169
Merrill Lynch & Co., Inc.,
7.52%, 5/3/2002	15,000,000	15,158,786
Norwest Corp., MTN, Ser. F,
6.80%, 5/15/2002	7,825,000	7,894,973
Overseas Private Investor Corp., FRN,
1.82%, 2/13/2002	20,000,000	20,000,000
Wells Fargo Bank, FRN,
1.79%, 11/22/2002	50,000,000	50,000,000
170,131,928

Total Corporate Bonds		250,135,960

Municipal Obligations - 4.1%
Health Care Providers & Services - 1.8%
Catholic Hlth. Initiatives RB, Ser. C,
2.35%, VRDN	32,800,000	32,800,000
Housing - 2.3%
Virginia State Hsg. Dev. Auth. Cmnwlth. Mtge. RB, Ser. A,
2.15%, VRDN	40,000,000	40,000,000

Total Municipal Obligations		72,800,000

SNAPsm Fund Schedule of Investments (continued) December 31, 2001 (Unaudited)

	Principal Amount	Value

U.S. Government & Agency Obligations - 10.2%
FHLB:
FRN, 1.73%, 8/16/2002	$ 40,000,000	$ 40,000,000
3.75%, 6/28/2002	15,000,000	15,000,000
3.79%, 8/9/2002	15,000,000	15,000,000
4.07%, 7/17/2002	20,000,000	20,000,000
FHLMC, 2.30%, 11/27/2002	40,000,000	40,000,000
SLMA, 2.19%, 1/8/2002	50,000,000	49,999,921

Total U.S. Government & Agency Obligations		179,999,921

Repurchase Agreements - 24.5%
Goldman Sachs & Co., 1.72%, dated 12/31/2001,
due 1/2/2002, maturity value $216,020,640 (a)	216,000,000	216,000,000
State Street Bank & Trust Co., 1.70%, dated 12/31/2001,
due 1/2/2002, maturity value $217,645,759 (b)	217,625,205	217,625,205

Total Repurchase Agreements		433,625,205

Total Investments - (cost $1,767,473,953 (c)) - 99.8%		1,767,473,953
Other Assets and Liabilities - 0.2%		3,797,434

Net Assets - 100.0%		$1,771,271,387

(a)	This repurchase agreement is fully collateralized by $145,568,000 FHLMC, 5.50% 9/15/2011, value including accrued interest is $143,636,577; $76,399,000 FFCB, 2.25%, 11/1/2002, value including accrued interest is $76,683,913.
(b)	This repurchase agreement is fully collateralized by $184,910,000 FNMA. 5.00% to 7.79%, 10/1/2012 to 2/1/2037, value including accrued interest is $181,211,800; $41,640,000 FHLMC, 6.03% to 6.50%, 9/1/2031 to 4/1/2035, value including accrued interest $40,807,200.
(c )	On December 31, 2001, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.
144A	Security that may be sold to “qualified institutional buyers” under Rule 144A. The securities have been determined to be liquid under guidelines established by the Boad of Trustees.
Summary of Abbreviations:
FFCB	Federal Farm Credit Bank	MTN	Medium Term Note
FHLB	Federal Home Loan Bank	RB	Revenue Bond
FHLMC	Federal Home Loan Mortgage Corporation	SLMA	Student Loan Marketing Association
FNMA	Federal National Mortgage Association	VRDN	Variable Rate Demand Note
FRN	Floating Rate Note
Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at December 31, 2001.

See Notes to Financial Statements.

SNAPsm Fund
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

Assets
Investments in securities	$1,333,848,748
Investments in repurchase agreements	433,625,205

Investments at amortized cost	1,767,473,953
Interest receivable	4,260,277
Prepaid expenses and other assets	50,270

Total assets	1,771,784,500

Liabilities
Advisory fee payable	103,280
Distributions payable	100,377
Accrued expenses and other liabilities	309,456

Total liabilities	513,113

Net assets (represented entirely by paid-in capital)	$1,771,271,387

Shares outstanding	1,771,271,387

Net asset value per share	$1.00

Statement of Operations
Six Months Ended December 31, 2001 (Unaudited)

Investment income
Interest	$26,079,189

Expenses
Advisory fee	604,751
Transfer agent fee	7,346
Trustees’ fees and expenses	6,210
Printing and postage expenses	9,824
Custodian fee	39,037
Registration and filing fees	7,052
Professional fees	3,932
Other	1,106

Total expenses	679,258
Less: Fee waivers	(7,351)

Net expenses	671,907

Net investment income	25,407,282

Net increase in net assets resulting from operations	$25,407,282

See Notes to Financial Statements.

SNAPsm Fund
Statement of Changes in Net Assets

	Six Months Ended December 31, 2001 (Unaudited)	Year Ended June 30, 2001
Operations
Net investment income	$25,407,282	$83,011,027

Distributions to shareholders from net investment income	(25,407,282)	(83,011,027)

Capital share transactions, at net asset value of $1.00 per share
Proceeds from shares sold	1,019,089,831	1,605,813,926
Payment for shares redeemed	(843,104,271)	(1,378,630,198)
Net asset value of shares issued in reinvestment of distributions	25,493,943	83,308,870

Net increase in net assets resulting from capital share transactions	201,479,503	310,492,598

Total increase in net assets	201,479,503	310,492,598
Net assets
Beginning of period	1,569,791,884	1,259,299,286

End of period	$1,771,271,387	$1,569,791,884

Financial Highlights (For a share outstanding throughout each period)

	Six Months Ended December 31, 2001 (unaudited)	Year Ended June 30,
		2001	2000	1999	1998	1997

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.02††	0.06††	0.06††	0.05††	0.06††	0.05††

Less distributions to shareholders from
Net investment income	(0.02)††	(0.06)††	(0.06)††	(0.05)††	(0.06)††	(0.05)††

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.56%	6.05%	5.86%	5.30%	5.71%	5.51%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$1,771,271	$1,569,792	$1,259,299	$1,265,137	$1,083,364	$1,045,583
Ratios to average net assets
Expenses	0.08%†	0.10%	0.11%	0.11%	0.11%	0.11%
Net investment income	3.03%†	5.85%	5.73%	5.17%	5.56%	5.38%

† Annualized.
†† Includes net realized capital gains and losses, if any, which was less than $0.005 per share.

See Notes to Financial Statements.

SNAPsm Fund
Notes to Financial Statements
December 31, 2001 (Unaudited)

1. Organization

SNAPsm Fund (the “Fund”) is a diversified series of Evergreen Select Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 24, 1995, the Fund commenced operations through an exchange of shares with the Virginia State Non-Arbitrage Program (“SNAP”) in the amount of $628,335,685.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly.

Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. Advisory Fees and Other Transactions with Affiliates

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wachovia Corporation (formerly known as First Union Corporation), is the investment advisor to the Fund.

EIMC is paid a management fee that is calculated and paid daily based on amounts determined by applying percentage rates, starting at 0.08% and declining to 0.04% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $7,351 and the impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets amounted to 0.00%

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

SNAPsm Fund
Notes to Financial Statements (Unaudited) (continued)

4. Capital Share Transactions

Net assets consist entirely of paid-in-capital of $1,771,271,387. The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized.

5. Deferred Trustees’ Fees

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

6. Governmental Accounting and Financial Reporting for Investments and Investment Pools

Governmental accounting standards state that credit risk is the risk that the investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the investor or its agent in the investor’s name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker’s or dealer’s trust department or agent in the investor’s name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the investor’s name. All investments held at December 31, 2001 are in risk category 1.

Board of Trustees

Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	98	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	98	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	98	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

SNAPsm Advisory Board

Alfred C. Anderson
Josephine Blakenship
Ellen V. Booker
Barbara O. Carraway
Joseph P. Casey
Richard A. Cordle
John J. Cusimano
W. Forest Matthews
Francis X. O’Leary
C. William Orndoff, Jr.
Fred W. Parker
Larry K. Pritchett
Andrew Rountree
John H. Touhy
Ronald H. Williams	Commonwealth of Virginia Treasury Board Jody Wagner, Chairman Whitney Adams Diana F. Cantor Spencer H. Elmore David Von Moll Danny M. Payne Dr. Charles D. Whyte

Our Commitment
To form a partnership that benefits the state,
program participants, and taxpayers of Virginia.

951 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357
(804) 344-6212 (800) 570-SNAP   FAX (804) 344-6443

This publication must be preceded or accompanied by the fund’s prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAPsm fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

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